                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                   A SERIES OF

                     STATE STREET RESEARCH TAX-EXEMPT TRUST
                              One Financial Center
                          Boston, Massachusetts 02111


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of the State Street Research New York Tax-Free Fund (the "New York Tax-Free Fund"), a series of State Street Research Tax-Exempt Trust (the "Trust"), to be held at the offices of the Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111, on February 12, 2002 at 4:00 p.m., eastern time.

         At this important meeting you will be asked to consider and approve an Agreement and Plan of Reorganization between the New York Tax-Free Fund and the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"), another series of the Trust.

         If the proposal is approved by the shareholders of the New York Tax-Free Fund, the Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the New York Tax-Free Fund. As a result of this transaction, you would receive, in exchange for your shares of the New York Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of your New York Tax-Free Fund investment on the transaction date. The Tax-Exempt Fund shares would have the same shareholder privileges and elections as your existing New York Tax-Free Shares. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and your Fund.

         The Board of Trustees of the Trust believes the transaction is in the best interests of the New York Tax-Free Fund and its shareholders, and unanimously recommends that you approve the proposal. The Board believes that the proposed reorganization may provide benefits to shareholders of the New York Tax-Free Fund because of the potential economies of scale which may result from investing in a larger fund with the same investment manager and similar investment objectives and policies.

         I encourage you to carefully review the enclosed materials, which explain the proposal in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the New York Tax-Free Fund avoid the cost of follow-up communications. And to make it easier for you to respond, we have enhanced our services to now provide you with the option of voting your proxy over the Internet, as well as by mail, touch-tone phone or by speaking with a customer service representative. In the meantime, if you have any questions about this proposal, please call 1-87-SSR-FUNDS (1-877-773-8637).

         As always, we very much appreciate your support as a shareholder of the New York Tax-Free Fund.

                    Sincerely,

                    [signature]

                    Richard S. Davis
                    Chairman of the Board, President and
                    Chief Executive Officer
                    State Street Research Tax-Exempt Trust

November 15, 2001

                               QUESTIONS & ANSWERS

Q:   WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on a proposed reorganization of your Fund, the State Street Research New York Tax-Free Fund, into State Street Research Tax-Exempt Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF
     YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD OF TRUSTEES RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

A: The Board of Trustees of your Fund believes the reorganization may provide several benefits to shareholders of your Fund, including potential economies of scale which may result from investing in a larger fund with the same investment manager and similar objectives and policies. The reorganization may also provide greater investment flexibility and diversification.

Q: WHAT ARE THE MOST IMPORTANT DIFFERENCES BETWEEN MY FUND'S INVESTMENT PROGRAM AND THE TAX-EXEMPT FUND'S INVESTMENT PROGRAM?

A: The New York Tax-Free Fund seeks a high level of interest income exempt from federal income taxes and from New York State and New York City personal income taxes. Under normal market conditions, the New York Tax-Free Fund invests at least 80% of its net assets in securities whose interest income is free from federal income taxes and New York State and New York City personal income taxes, and that are investment grade at the time of purchase.

     The Tax-Exempt Fund seeks a high level of interest income exempt from federal income taxes. Under normal market conditions, the Tax-Exempt Fund invests at least 80% of its net assets in securities whose interest income is free from federal income taxes, and that are investment grade at the time of purchase. Unlike the New York Tax-Free Fund, the Tax-Exempt Fund does not seek income exempt from New York State and New York City personal income taxes. Shareholders of the Tax-Exempt Fund may be subject to state and local taxes, including New York State and New York City personal income tax, on distributions from the Tax-Exempt Fund.

Q:   WHEN WILL THE REORGANIZATION OCCUR?

A: If approved by shareholders, the Reorganization is expected to occur on or about February 22, 2002.

Q:   WHAT IF I HAVE QUESTIONS?

A: If you have questions about the Reorganization proposal itself, please call 1-87-SSR-FUNDS (1-877-773-8637). If you have questions about voting, call 1-866-720-8160.

          IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSAL IS SET FORTH IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT. PLEASE READ IT CAREFULLY.

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                   A SERIES OF

                     STATE STREET RESEARCH TAX-EXEMPT TRUST
                              One Financial Center
                          Boston, Massachusetts 02111


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                 FEBRUARY 12, 2002

To the Shareholders:

         This is to notify you that a Special Meeting of Shareholders of the State Street Research New York Tax-Free Fund, a series of State Street Research Tax-Exempt Trust (the "Trust"), will be held on February 12, 2002 at 4:00 p.m., eastern time, at the offices of the Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111, for the following purposes:

                  1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research New York Tax-Free Fund by the State Street Research Tax-Exempt Fund, another series of the Trust; and

                  2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the meeting and any adjournments thereof.

         The Trustees have fixed the close of business on October 26, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

         TO ASSURE THAT YOUR VOTE WILL BE COUNTED, IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN FEBRUARY 11, 2002. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES
3 TO 4 FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                       By Order of the Board of Trustees



                                       Francis J. McNamara, III
                                       Secretary

November 15, 2001
Date of Notice

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                   A SERIES OF

                     STATE STREET RESEARCH TAX-EXEMPT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111

                           PROSPECTUS/PROXY STATEMENT

         This Prospectus/Proxy Statement is furnished to the shareholders of State Street Research New York Tax-Free Fund (the "New York Tax-Free Fund") in connection with the solicitation of proxies by and on behalf of the Board of Trustees of State Street Research Tax-Exempt Trust (the "Trust") to be used at a Special Meeting of Shareholders of the New York Tax-Free Fund (the "Meeting") to be held at the Trust's offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M., eastern time, on February 12, 2002, and at any adjournments thereof.

         Shareholders of record of the Fund at the close of business on October 26, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about November 15, 2001.

         This Prospectus/Proxy Statement relates to the proposed reorganization whereby State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund") would acquire substantially all of the assets and liabilities of the New York Tax-Free Fund (the "Reorganization"). The New York Tax-Free Fund and the Tax-Exempt Fund are separate series of the Trust, an open-end series management investment company organized as a Massachusetts business trust. The New York Tax-Free Fund and the Tax-Exempt Fund are referred to in this Prospectus/Proxy Statement as the "Funds." The Reorganization is to be effected through the transfer of all of the assets of the New York Tax-Free Fund to the Tax-Exempt Fund, in exchange for shares of beneficial interest of the Tax-Exempt Fund (the "Reorganization Shares") and the assumption by the Tax-Exempt Fund of all of the liabilities of the New York Tax-Free Fund. This will be followed by the distribution of the Reorganization Shares to the shareholders of the New York Tax-Free Fund in liquidation of the New York Tax-Free Fund. As a result of the proposed transaction, each shareholder of the New York Tax-Free Fund will receive in exchange for his or her New York Tax-Free Fund shares a number of Tax-Exempt Fund shares of the same class equal in value at the time of the exchange to the aggregate value of the shareholder's New York Tax-Free Fund shares. This means that you may end up with a different number of shares compared to what you originally held, but the total dollar value of your shares will remain the same.

         Because shareholders of the New York Tax-Free Fund are being asked to approve transactions which will result in their receiving shares of the Tax-Exempt Fund, this Proxy Statement also serves as a Prospectus for the Reorganization Shares of the Tax-Exempt Fund.

         This Prospectus/Proxy Statement explains concisely what you should know before investing in the Tax-Exempt Fund. Please read it carefully and keep it for future reference.

         THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

         You can lose money by investing in the Tax-Exempt Fund. The Tax-Exempt Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Tax-Exempt Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

- each Fund's current Prospectus, dated May 1, 2001, including any supplements (each a "Fund

     Prospectus," and together, the "Fund Prospectuses");

- the Funds' current combined Statement of Additional Information, dated May 1, 2001 (the "SAI");

- the Statement of Additional Information relating to this Prospectus/Proxy Statement dated November 15, 2001 (the "Reorganization SAI");

- the Report of Independent Accountants and financial statements in respect of each Fund included in each Fund's Annual Report to Shareholders for the year ended December 31, 2000 (each an "Annual Report," and together, the "Annual Reports"); and

- the financial statements in respect of each Fund included in each Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2001 (each a "Semi-Annual Report," together the "Semi-Annual Reports," and together with the Annual Reports, the "Reports").

         This Prospectus/Proxy Statement is accompanied by a copy of the Tax-Exempt Fund's Prospectus and Reports. For a free copy of the Fund Prospectuses, SAI, Reorganization SAI, or Reports, please call 1-877-773-8637 or write to State Street Research Tax-Exempt Trust at:

     State Street Research Tax-Exempt Trust
     One Financial Center
     Boston, MA 02111
     ATTN: Richard Evans
           c/o State Street Research Service Center


                            MANNER OF VOTING PROXIES

         If a proxy authorization ("Proxy") is properly given in time for a vote at the Meeting (either by returning the paper Proxy form or by submitting a Proxy electronically by telephone or over the Internet), the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees of the Trust does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

         Approval of the proposed Reorganization for the New York Tax-Free Fund will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the New York Tax-Free Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the New York Tax-Free Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the New York Tax-Free Fund, voting together as a single class. The holders of a majority of shares of the New York Tax-Free Fund entitled to vote shall be a quorum for the Meeting.

         The persons named as proxies may propose one or more adjournments of the Meeting without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the Fund present on a given proposal at the Meeting in person or by proxy.

         For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist the Fund in obtaining a quorum but would have the same effect as a vote against a proposal. Broker non-votes ordinarily will not be considered present and entitled to vote on a proposal. The Fund reserves discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

     A shareholder may vote:

     -    By telephone:

          --   Through fully automated touch-tone voting or

          --   Verbally, with a telephone representative;

     -    Over the Internet;

     -    By mail; or

     -    In person at the Meeting

BY TELEPHONE

     There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

     First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder should enter the control number provided on the Proxy form, then follow the menu.

     Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on any proposal. Telephone calls will be recorded.

     A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-866-720-8160 toll-free between 9 a.m. and 6 p.m. Monday through Friday eastern time if no confirmation is received or if the shareholder's instructions have not been properly reflected.

INTERNET VOTING

     To vote over the Internet, please log on to WWW.SSRFUNDS.COM and click on the proxy voting button. Prior to logging on, the shareholder should read the Proxy Statement and have his or her Proxy form at hand. The shareholder should enter the control number provided on the Proxy form, and follow the instructions on the screen. If a shareholder receives more than one Proxy form he or she may vote them during the same session. Each proxy form has a different control number.

BY MAIL

     To vote by mail, the shareholder should date and sign the Proxy form included with this Prospectus/Proxy Statement, indicating his or her vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

     SHAREHOLDERS VOTING THEIR PROXIES BY EITHER TELEPHONE METHOD OR OVER THE INTERNET SHOULD NOT RETURN THEIR PROXY FORMS BY MAIL.
                ---

     A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Global Fund Services ("PFPC"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

     Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

     The Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

     PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. All the costs of the solicitation will be borne by the New York Tax-Free Fund. The Fund's cost for PFPC's services is not expected to exceed $25,000. The New York Tax-Free Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of State Street Research Service Center and other representatives of the Trust may also solicit proxies.

     Questions about the proposal should be directed to State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637), One Financial Center, Boston, Massachusetts 02111.

                   SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

     As of the Record Date, as shown on the books of the New York Tax-Free Fund, there were issued and outstanding the following number of shares of beneficial interest of each class of the New York Tax-Free Fund:

                       CLASS A       CLASS B(1)   CLASS B     CLASS C     CLASS S      TOTAL
                       -------       ----------   -------     -------     -------      -----
[             ]        2,266,088     561,894      1,253,881   108,365     2,413,940    6,604,169


     As of September 30, 2001, the officers and Trustees of the Trust did not own any shares of the New York Tax-Free Fund.

     State Street Research & Management Company (the "Investment Manager" or "State Street Research") serves as investment manager of the Funds and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Funds. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of MetLife, Inc. ("MetLife"). MetLife and its affiliated entities have indicated that with respect to shares of the New York Tax-Free Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting.

                        OVERVIEW OF PROPOSED TRANSACTION

PROPOSED TRANSACTION

         The Trustees of State Street Research Tax-Exempt Trust on behalf of the New York Tax-Free Fund have approved the Reorganization of the New York Tax-Free Fund into the Tax-Exempt Fund. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the New York Tax-Free Fund to the Tax-Exempt Fund, in exchange for shares of the Tax-Exempt Fund and the assumption by the Tax-Exempt Fund of all the liabilities of the New York Tax-Free Fund, followed by the liquidation of the New York Tax-Free Fund.

         The investment objective and policies of the Tax-Exempt Fund are similar to the investment objective and policies of the New York Tax-Free Fund, which objectives and policies, and certain important differences between them, are explained below under "Comparison of Investment Objectives, Policies, Restrictions and Risks."

         As a result of the proposed Reorganization, the New York Tax-Free Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares of the Tax-Exempt Fund equal in value to the value of the net assets of the New York Tax-Free Fund being transferred and attributable to the Class A, Class B(1), Class B, Class C, and Class S shares of the New York Tax-Free Fund. Following the transfer, the New York Tax-Free Fund will distribute to each of its Class A, Class B(1), Class B, Class C, and Class S shareholders a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares of the Tax-Exempt Fund equal in value to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S New York Tax-Free Fund shares, as the case may be, and the New York Tax-Free Fund will be liquidated.

         The Class A, Class B(1), Class B, Class C, and Class S shares of the Tax-Exempt Fund have identical characteristics to the corresponding classes of the New York Tax-Free Fund.

         You will not be charged a front-end sales load on the issuance of the Reorganization Shares, or a contingent deferred sales charge (a "CDSC") on New York Tax-Free Fund shares exchanged for Reorganization Shares. The Reorganization Shares that you receive will be subject to a CDSC on redemption to the same extent that the New York Tax-Free Fund shares exchanged were so subject. In other words, the Reorganization Shares will be treated as having been purchased on the date that you originally purchased the New York Tax-Free Fund shares and for the price you originally paid. For purposes of determining the conversion date of the Class B(1) and Class B Reorganization Shares into Class A shares, the Reorganization Shares will be treated as having been acquired on the date that you originally acquired the New York Tax-Free Fund shares (so that the conversion of such shares will be unchanged by the Reorganization). See the Fund Prospectuses for more information about the characteristics of Class A, Class B(1), Class B, Class C, and Class S shares of the Funds.

         As described more fully below, the Trustees of the Trust unanimously recommend that shareholders of the New York Tax-Free Fund approve the Reorganization for the New York Tax-Free Fund. The Trustees believe the Reorganization may provide several benefits to shareholders of the New York Tax-Free Fund, including potential economies of scale which may result from investing in a larger fund with the same investment manager and similar investment objectives and policies. The reorganization may also provide greater investment flexibility and diversification. See "Proposal-Background and Reasons for the Proposed Reorganization."

OPERATING EXPENSES

         As the following tables suggest, it is expected that the total operating expense ratio of the Tax-Exempt Fund following the Reorganization will be lower than the current gross operating expense ratio of the New York Tax-Free Fund (before giving effect to voluntary expense reimbursements and waivers). Of course, there can be no assurance that the Reorganization will result in expense savings for shareholders. The expected total expense ratio of the Tax-Exempt Fund following the Reorganization would be higher than the net expense ratio currently borne by shareholders of the New York Tax-Free

Fund after giving effect to voluntary expense reimbursements and waivers. The New York Tax-Free Fund's voluntary expense reimbursements and waivers may be terminated at any time. These tables summarize, for Class A shares, Class B(1) shares, Class B shares, Class C shares, and Class S shares, expenses:

- that each Fund incurred in its fiscal year ended December 31, 2000, restated to reflect the elimination of fee waivers and expense reimbursements previously in effect; and

- that the Tax-Exempt Fund would have incurred in its most recent fiscal year after giving effect on a pro forma combined basis to the proposed Reorganization, if the Reorganization had occurred at the beginning of such fiscal year.

         The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in the New York Tax-Free Fund, the Tax-Exempt Fund, and the Tax-Exempt Fund on a pro forma basis, over specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO BOTH FUNDS)

                                                               CLASS A   CLASS B(1)  CLASS B  CLASS C  CLASS S
                                                               -------   ----------  -------  -------  -------
SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchase (as a percentage of
   offering price at the time of purchase)                        4.5%       None      None     None     None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption price, whichever is
lower)                                                         None(1)     5.0%(2)   5.0%(3)  1.0%(4)    None

----------

(1) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will apply.
(2) 5% first year; 4% second year; 3% third and fourth year; 2% fifth year; 1% sixth year; and 0% thereafter.
(3) 5% first year; 4% second year; 3% third and fourth year; 2% fifth year; and 0% thereafter.
(4)  0% after first year.

                                                                     CURRENT EXPENSES             PRO FORMA
                                                                     ----------------              EXPENSES
                                                                                                   --------
                                                                  NEW YORK
ANNUAL FUND OPERATING EXPENSES                                    TAX-FREE        TAX-EXEMPT      TAX-EXEMPT
  (as a percentage of average net assets)                           FUND             FUND            FUND
                                                               --------------       ------           ----
Management Fees
   Class A                                                          0.55%           0.55%            0.55%
   Class B(1)                                                       0.55%           0.55%            0.55%
   Class B                                                          0.55%           0.55%            0.55%
   Class C                                                          0.55%           0.55%            0.55%
   Class S                                                          0.55%           0.55%            0.55%
12b-1 Fees
   Class A                                                          0.30%(1)        0.30%(1)         0.30%(1)
   Class B(1)                                                       1.00%           1.00%            1.00%
   Class B                                                          1.00%           1.00%            1.00%
   Class C                                                          1.00%           1.00%            1.00%
   Class S                                                          0.00%           0.00%            0.00%
Other Expenses
   Class A                                                          0.74%           0.43%            0.43%
   Class B(1)                                                       0.74%           0.43%            0.43%
   Class B                                                          0.74%           0.43%            0.43%
   Class C                                                          0.74%           0.43%            0.43%
   Class S                                                          0.74%           0.43%            0.43%
Total Fund Operating Expenses
   Class A                                                          1.59%(2)        1.28%            1.28%
   Class B(1)                                                       2.29%(2)        1.98%            1.98%
   Class B                                                          2.29%(2)        1.98%            1.98%
   Class C                                                          2.29%(2)        1.98%            1.98%
   Class S                                                          1.29%(2)        0.98%            0.98%
----------

(1) The Trustees may increase the current service/distribution fee rate shown for Class A shares at any time, provided that the fees do not exceed a maximum of 0.40%.

(2) Because some of the New York Tax-Free Fund's expenses have been subsidized or reduced through expense offset arrangements, actual total operating expenses for the period ended June 30, 2001 were: 1.15% for Class A shares, 1.85% for Class B(1) shares, 1.85% for Class B shares, 1.85% for Class C shares, and 0.85% for Class S shares. The Fund expects the expense subsidy to continue, although there is no guarantee that it will.

EXAMPLE OF FUND EXPENSES:

     An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                                                         PRO FORMA
                                            CURRENT EXPENSES              EXPENSES
                                            ----------------              --------

                                   NEW YORK TAX-FREE     TAX-EXEMPT     TAX-EXEMPT
                                         FUND               FUND           FUND
                                         ----               ----           ----
Class A
   1 year                          $      604         $      575      $      575
   3 years                         $      929         $      838      $      838
   5 years                         $    1,277         $    1,121      $    1,121
   10 years                        $    2,254         $    1,926      $    1,926
Class B(1)
   1 year                          $      732         $      701      $      701
   3 years                         $    1,015         $      921      $      921
   5 years                         $    1,425         $    1,268      $    1,268
   10 years                        $    2,450(1)      $    2,126(1)   $    2,126(1)
Class B(1) (no redemption)
   1 year                          $      232         $      201      $      201
   3 years                         $      715         $      621      $      621
   5 years                         $    1,225         $    1,067      $    1,067
   10 years                        $    2,450(1)      $    2,126(1)   $    2,126(1)
Class B
   1 year                          $      732         $      701      $      701
   3 years                         $    1,015         $      921      $      921
   5 years                         $    1,425         $    1,268      $    1,268
   10 years                        $    2,450(1)      $    2,126(1)   $    2,126(1)
Class B (no redemption)
   1 year                          $      232         $      201      $      201
   3 years                         $      715         $      621      $      621
   5 years                         $    1,225         $    1,067      $    1,067
   10 years                        $    2,450(1)      $    2,126(1)   $    2,126(1)
Class C
   1 year                          $      332         $      301      $      301
   3 years                         $      715         $      621      $      621
   5 years                         $    1,225         $    1,068      $    1,068
   10 years                        $    2,626         $    2,306      $    2,306
Class C (no redemption)
   1 year                          $      232         $      201      $      201
   3 years                         $      715         $      621      $      621
   5 years                         $    1,225         $    1,068      $    1,068
   10 years                        $    2,626         $    2,306      $    2,306
Class S
   1 year                          $      131         $      100      $      100
   3 years                         $      409         $      312      $      312
   5 years                         $      708         $      542      $      542
   10 years                        $    1,556         $    1,201      $    1,201

----------
(1)  Assumes conversion to Class A shares after eight years.

FEDERAL INCOME TAX CONSEQUENCES

         For federal income tax purposes, the Reorganization of the New York Tax-Free Fund into the Tax-Exempt Fund will be a tax-free reorganization. Accordingly, no gain or loss will be recognized by the New York Tax-Free Fund or by its shareholders as a result of the Reorganization, and the aggregate tax basis of the Reorganization Shares received by each shareholder of the New York Tax-Free Fund will be the same as the aggregate tax basis of the shareholder's New York Tax-Free Fund shares.

         A portion of the portfolio assets of the New York Tax-Free Fund may be sold in connection with the Reorganization of the New York Tax-Free Fund into the Tax-Exempt Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders subject to income tax.

         For more information about the federal income tax consequences of the Reorganization, see "Information About the Reorganization -- Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

         The investment objectives, policies, restrictions and risks of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the Fund Prospectuses. For more information concerning the risks associated with investments in the Funds, see "Risk Factors," below.

         The New York Tax-Free Fund seeks a high level of interest income exempt from federal income taxes and from New York State and New York City personal income taxes. Under normal market conditions, the New York Tax-Free Fund invests at least 80% of its net assets in securities whose interest income is free from federal income taxes and New York State and New York City personal income taxes, and that are investment grade at the time of purchase.

         The Tax-Exempt Fund seeks a high level of interest income exempt from federal income taxes. Under normal market conditions, the Tax-Exempt Fund invests at least 80% of its net assets in securities whose interest income is free from federal income taxes, and that are investment grade at the time of purchase. Unlike the New York Tax-Free Fund, the Tax-Exempt Fund does not seek income exempt from New York State and New York City personal income taxes. SHAREHOLDERS OF THE TAX-EXEMPT FUND MAY BE SUBJECT TO STATE AND LOCAL TAXES, INCLUDING NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAX, ON DISTRIBUTIONS FROM THE TAX-EXEMPT FUND.

         The New York Tax-Free Fund typically invests in bonds issued by the State of New York, its counties, cities, towns, and public authorities, as well as securities of issuers with special tax status, such as the Commonwealth of Puerto Rico. The Fund may invest up to 20% of net assets in other securities, including junk bonds of similar issuers (that is, bonds that are in or below the Standard & Poor's BB or Moody's Ba major rating categories). The Tax-Exempt Fund, by contrast, typically invests in bonds issued by various U.S. states, counties, cities, towns, territories, and public authorities. The Tax-Exempt Fund may also invest up to 20% of its assets in other securities, including junk bonds of similar issuers. In managing its portfolio, each Fund focuses on security selection, using proprietary research to identify individual bonds that offer higher yields or higher potential total return than other bonds that appear to be of comparable credit quality. Each Fund may invest in securities of any maturity, and may invest in certain securities, such as municipal lease obligations and industrial revenue bonds, that may have different risks than ordinary municipal bonds.

         In addition to the principal investment strategies for the Funds described above, each Fund may also engage in other types of investment practices, such as investing in limited obligation securities, restricted and illiquid securities, derivatives, when-issued securities, and zero coupon securities. Each Fund may also engage in securities lending and in defensive investing. More detailed descriptions of these investment practices, and associated risks, are included in the Fund Prospectuses and SAI.

         While the investment restrictions of the New York Tax-Free Fund are similar in certain respects to those of the Tax-Exempt Fund, there are differences. Set forth below is a summary of the most significant differences. The summary is qualified in its entirety by reference to and is made subject to the complete text of the investment restrictions of each Fund, which are set forth in the SAI.

         The Tax-Exempt Fund has a restriction against making investments which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state. The New York Tax-Free Fund, on the other hand, is required to invest at least 80% of its net assets in securities whose interest income is free from New York State and New York City personal income taxes, as well as federal income taxes. In addition, the New York Tax-Free Fund has a restriction against making investments which would cause more than 25% of the value of that Fund's total assets to be invested in securities of issuers principally engaged in any one industry. The Tax-Exempt Fund has no comparable restriction.

RISK FACTORS

         Certain risks associated with an investment in the Tax-Exempt Fund are summarized below. Because the Tax-Exempt Fund and the New York Tax-Free Fund share certain policies described more fully above under "Overview of Proposed Transactions-Comparison of Investment Objectives, Policies, Restrictions and Risks," many of the risks of an investment in the Tax-Exempt Fund are substantially similar to the risks of an investment in the New York Tax-Free Fund. A more detailed description of the risks associated with an investment in the Tax-Exempt Fund may be found in the Tax-Exempt Fund's Prospectus under the captions "More Information About Investment Strategies and Risks," and "Other Risks of Investing" and in the SAI under the caption "Investment Policies and Risks."

         Because the Tax-Exempt Fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of bond prices to fall when interest rates rise. Such a fall in bond prices would lower the Tax-Exempt Fund's share price.

         Bond prices in general tend to move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a rise in bond prices.)

         The Tax-Exempt Fund's performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment.

         The issuer of any bond, particularly a junk bond, could default on principal or interest payments, which would cause a loss for the Fund. Lower-rated bonds also tend to be more sensitive to economic changes and may increase the volatility of the Fund's share price.

         The success of the Tax-Exempt Fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the securities the Fund buys. The Tax-Exempt Fund's shares will rise and fall in value and there is a risk that investors could lose money by investing in the Tax-Exempt Fund. Also, the Tax-Exempt Fund cannot be certain that it will achieve its goal. Finally, Tax-Exempt Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

         In general, the New York Tax-Free Fund is subject to the same basic types of risks as the Tax-Exempt Fund. However, the fact that the New York Tax-Free Fund emphasizes investments in the New York geographic region may result in increased credit risks for the New York Tax-Free Fund, because any factors affecting the creditworthiness of New York municipal issuers could affect a large portion of the New York Tax-Free Fund's securities.

         After the Reorganization is completed, the Tax-Exempt Fund will have a relatively larger percentage of its portfolio invested in New York related securities. The Tax-Exempt Fund expects to reduce the increased percentage of New York related securities in its portfolio over time. The Fund has not determined what New York related securities it might sell, or the timing or extent of such sales. The Fund's disposition of any New York related securities will depend on a consideration, on a case-by-case basis at the time, of all the factors ordinarily relevant to an investment decision, including the creditworthiness of the issuers, the other investments in the portfolio and the short- and long-term economic outlook, among other things.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Both the New York Tax-Free Fund and the Tax-Exempt Fund declare dividends daily and pay them monthly. Each Fund distributes any net realized capital gains annually. It is expected that, shortly prior to the Exchange Date (as defined in the Agreement and Plan of Reorganization), the New York Tax-Free Fund will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

         The Funds have identical procedures for purchasing shares. Each of the Funds offers five classes of shares, Class A, Class B(1), Class B, Class C and Class S. Class A, Class B(1), Class C and Class S shares of the Funds may be purchased at their net asset value next determined, plus applicable sales charges in the case of Class A shares, through broker-dealers that have dealer agreements with State Street Research Investment Services, Inc. (the "Distributor"), the Funds' distributor, or through the Distributor in certain instances. Class B shares of the Funds are available only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds. Class S shares of the Funds are available only through certain advisory accounts of the Investment Manager and other special programs, including programs through financial professionals with recordkeeping and other services.

         Class B(1) shares of the Funds are subject to a contingent deferred sales charge ("CDSC") at declining rates if redeemed within six years of purchase. Class B shares of the Funds are subject to a CDSC at declining rates if redeemed within five years of purchase. Class C shares of the Funds are subject to a CDSC if redeemed within one year of purchase. Class B(1), Class B and Class C Reorganization Shares will be subject to a CDSC on redemption to the same extent that the Class B(1), Class B and Class C New York Tax-Free Fund shares were so subject. No sales charge will be charged to New York Tax-Free Fund shareholders on the issuance of the Reorganization Shares, and no CDSC will be charged by the New York Tax-Free Fund. Following is a brief summary of the main characteristics of each class:

CLASS A SHARES. Class A shares of each Fund are sold subject to a front-end sales load of 4.50% or less, with lower sales charges applicable to larger investments. Class A shares are also subject to a servicing and distribution fee at a current aggregate annual rate of 0.30% (subject to a maximum annual rate of 0.40%) of assets attributable to Class A shares. Class A shares are generally not subject to a CDSC, except in the case of certain large purchases of Class A shares without a sales load which are redeemed within one year of purchase.

CLASS B(1) SHARES. Class B(1) shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within six years of purchase. Class B(1) shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B(1) shares. Class B(1) shares convert automatically to Class A shares eight years after purchase.

CLASS B SHARES. Class B shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within five years of purchase. Class B shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares. Class B shares convert automatically to Class A shares eight years after purchase. Note that Class B shares of each Fund are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

CLASS C SHARES. Class C shares of each Fund are also sold at net asset value without an initial sales charge, but subject to a CDSC if redeemed within the first year of purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares. Class C shares never convert to Class A shares.

CLASS S SHARES. Class S shares of each Fund are sold at net asset value without an initial sales charge, and are not subject to a CDSC. Class S shares are not subject to servicing and distribution fees, and therefore have lower annual expenses than other share classes of the Funds. Note, however, that Class S shares of each Fund are available only through certain advisory accounts of the investment manager and through other special programs, including programs through financial professionals offering recordkeeping and other services. Such programs typically involve special conditions and separate fees, in addition to those described here.

         Shares of each Fund can generally be exchanged for shares of the same class of any other publicly offered and available State Street Research Fund. For more details, see the Fund Prospectuses and SAI.

         The Funds have identical redemption procedures. Shares of each Fund may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed by mail, by telephone, through broker dealers if a dealer agreement is in place, by wire communication, by Internet, by check, by Systematic Withdrawal Plan, or by electronic funds transfer.

         Each Fund offers the same shareholder services, including reinvestment privileges, a systematic withdrawal plan (with automatic bank connection), a dividend allocation program, telephone purchases, telephone exchanges, telephone redemptions, Internet account access through the EZ-Trader service, and access to the Investamatic Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization, the same services will continue to be available to the shareholders of the New York Tax-Free Fund.

         See the Fund Prospectuses for further information.


                                  THE PROPOSAL

APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

         Shareholders of the New York Tax-Free Fund are being asked to approve or disapprove the Reorganization between the New York Tax-Free Fund and the Tax-Exempt Fund (the "Proposal"). The Reorganization is proposed to take place pursuant to an Agreement and Plan of Reorganization between the New York Tax-Free Fund and the Tax-Exempt Fund (the "Agreement"), in the form attached to this Prospectus/Proxy Statement as Appendix A.

         The Agreement provides, among other things, for the transfer of all of the assets of the New York Tax-Free Fund to the Tax-Exempt Fund in exchange for
(i) the issuance to the New York Tax-Free Fund of the Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the New York Tax-Free Fund acquired by the Tax-Exempt Fund and the net asset value per Class A, Class B(1), Class B, Class C, and Class S shares of the Tax-Exempt Fund and
(ii) the assumption by the Tax-Exempt Fund of all of the liabilities of the New York Tax-Free Fund, all as more fully described below under "Information About the Reorganization."

         After receipt of the Reorganization Shares, the New York Tax-Free Fund will cause the Class A Reorganization Shares to be distributed to its Class A shareholders, the Class B(1) Reorganization Shares to be distributed to its Class B(1) shareholders, the Class B Reorganization Shares to be distributed to its Class B shareholders, the Class C Reorganization Shares to be distributed to its Class C shareholders, and the Class S Reorganization Shares to be distributed to its Class S shareholders, in complete liquidation of the New York Tax-Free Fund. Each shareholder of the New York Tax-Free Fund will receive a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S New York Tax-Free Fund shares, as the case may be.

         BOARD OF TRUSTEES' RECOMMENDATION. THE BOARD OF TRUSTEES OF STATE STREET RESEARCH TAX-

EXEMPT TRUST, ON BEHALF OF THE NEW YORK TAX-FREE FUND, HAS VOTED UNANIMOUSLY TO APPROVE THE PROPOSED REORGANIZATION AND TO RECOMMEND THAT SHAREHOLDERS OF THE NEW YORK TAX-FREE FUND ALSO APPROVE THE REORGANIZATION.

         REQUIRED SHAREHOLDER VOTE. Approval of the proposed Reorganization for the New York Tax-Free Fund will require the affirmative vote of the lesser of
(i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the New York Tax-Free Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the New York Tax-Free Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares, voting together as a single class, provided a quorum is present at the Meeting. The holders of a majority of shares of the New York Tax-Free Fund entitled to vote shall be a quorum for the Meeting.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         The Board of Trustees of the Trust, including all of its Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), has unanimously determined that the Reorganization would be in the best interests of the New York Tax-Free Fund, and that the interests of the New York Tax-Free Fund's shareholders would not be diluted as a result of effecting the Reorganization. At a meeting held on August 1, 2001, the Board unanimously approved the proposed Reorganization and recommended its approval by shareholders. In reaching this conclusion, the Board considered a number of factors, including the smaller size and higher gross expenses of the New York Tax-Free Fund compared to the Tax-Exempt Fund; the efficiencies that may result from combining the operations of two separate funds with the same investment manager, the same multiple class structure, and the same sales load structure; and the general compatibility of the Funds' investment objectives and policies.

         As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, the New York Tax-Free Fund is relatively small in size. As a result, its gross expenses are relatively high and have been subsidized by the Distributor since inception; see "Table of Annual Fund Operating Expenses" set forth above. On the other hand, the Tax-Exempt Fund has substantially more assets and a lower unsubsidized expense ratio. By combining the assets of the two Funds, shareholders of the combined Fund could, over time, benefit from certain economies of scale. In particular, greater portfolio diversification and more efficient portfolio management could result from a larger asset base. Greater diversification is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one security or issuer may have on the performance of the portfolio as a whole. Because each Fund has the same investment manager, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to the Fund's shareholders. The Board considered, among other things, the benefits to the New York Tax-Free Fund of the elimination of duplicate services such as producing separate prospectuses and shareholder reports.

         The Board concluded that the above-cited benefits offset, in whole or in part, the loss to the shareholders of the New York Tax-Free Fund of having a fund devoted to investments that produce tax-exempt income for federal, New York State and New York City income tax purposes, as compared to the Tax-Exempt Fund which focuses primarily on securities exempt from federal income taxes.

                      INFORMATION ABOUT THE REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION. The proposed Agreement and Plan of Reorganization provides that the Tax-Exempt Fund will acquire all of the assets of the New York Tax-Free Fund in exchange for the issuance of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares and for the assumption by the Tax-Exempt Fund of all of the liabilities of the New York Tax-Free Fund, all as of the Exchange Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

         The New York Tax-Free Fund will sell all of its assets to the Tax-Exempt Fund, and, in exchange, the Tax-Exempt Fund will assume all of the liabilities of the New York Tax-Free Fund and deliver to the New York Tax-Free Fund a number of full and fractional Class A , Class B(1), Class B, Class C and Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the New York Tax-Free Fund attributable to its Class A, Class B(1), Class B, Class C and Class S shares, respectively, less the value of the liabilities of the New York Tax-Free Fund assumed by the Tax-Exempt Fund attributable to each such class of shares.

         Immediately following the Exchange Date, the New York Tax-Free Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the New York Tax-Free Fund, with Reorganization Shares being distributed to corresponding classes of shareholders of the New York Tax-Free Fund. As a result of the proposed transaction, each holder of Class A, Class B(1), Class B, Class C, and Class S shares of the New York Tax-Free Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B(1), Class B, Class C, and Class S shares of the New York Tax-Free Fund held by the shareholder.

         This distribution of Reorganization Shares will be accomplished by the establishment of accounts on the share records of the Tax-Exempt Fund in the names of the New York Tax-Free Fund shareholders, each account representing the respective number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares due such shareholder. Because the shares of the Tax-Exempt Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. After the Exchange Date, certificates originally representing shares of Class A or Class S of the New York Tax-Free Fund will be rendered nonnegotiable. The accounts established with the Tax-Exempt Fund will have the same shareholder account privileges and elections as existed with the corresponding former account in the New York Tax-Free Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Agreement, any of which may be waived, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the New York Tax-Free Fund, prior to the Exchange Date, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

         Except for the trading costs associated with the repositioning of the portfolio of the New York Tax-Free Fund prior to the Reorganization, the fees and expenses for the Reorganization, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement and Plan of Reorganization, will be allocated ratably between the two Funds in proportion to their net assets as of the date of the Reorganization, except that the costs of proxy materials and proxy solicitations will be borne by the New York Tax-Free Fund. However, to the extent that any payment by either Fund of such fees and expenses would result in the disqualification of either Fund as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

         DESCRIPTION OF THE REORGANIZATION SHARES. Full and fractional Reorganization Shares will be issued to the New York Tax-Free Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B(1), Class B, Class C, and Class S shares of the Tax-Exempt Fund, which have characteristics identical to those of the corresponding class of New York Tax-Free Fund shares with respect to sales charges, CDSCs, conversion and 12b-1 servicing and distribution fees.

         ORGANIZATION. Each of the Reorganization Shares will be fully paid and nonassessable by the Tax-Exempt Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that certain Class B(1) and Class B Reorganization Shares convert automatically into Class A shares as described above. The Second Amended and Restated Master Trust Agreement of State Street Research Tax-Exempt Trust, as amended (the "Declaration of Trust"), permits the Trustees of the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares, such series and/or classes having such preferences and special or relative rights and privileges as the Trustees may determine. The Tax-Exempt Fund's shares are currently divided into five classes. The rights of shareholders of the New York Tax-Free Fund and the Tax-Exempt Fund are identical.

         FEDERAL INCOME TAX CONSEQUENCES. The Reorganization will be a tax-free reorganization. The Reorganization will be conditioned on receipt of an opinion from Ropes & Gray, special counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the New York Tax-Free Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the New York Tax-Free Fund on the distribution of Reorganization Shares to them in exchange for their shares of the New York Tax-Free Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that a New York Tax-Free Fund shareholder receives in place of his or her New York Tax-Free Fund shares will be the same as the aggregate basis of its New York Tax-Free Fund shares; (iv) under Section 1223(1) of the Code, a New York Tax-Free Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the New York Tax-Free Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the New York Tax-Free Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Tax-Exempt Fund as a result of the Reorganization; (vi) under Section 362(b) of the Code, the Tax-Exempt Fund's tax basis in the assets that the Tax-Exempt Fund receives from the New York Tax-Free Fund will be the same as the New York Tax-Free Fund's basis in such assets; and
(vii) under Section 1223(2) of the Code, the Tax-Exempt Fund's holding period in such assets will include the New York Tax-Free Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of the Trust, and will also include certain qualifications and be based on customary assumptions.

         A substantial portion of the portfolio assets of the New York Tax-Free Fund may be sold in connection with the Reorganization of that Fund into the Tax-Exempt Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions generally will be taxable to shareholders other than tax-exempt shareholders.

         Prior to the Exchange Date, the New York Tax-Free Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Exchange Date.

         The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

         CAPITALIZATION. The following tables show the capitalization of the Tax-Exempt Fund and the New York Tax-Free Fund as of June 30, 2001 and of the Tax-Exempt Fund on a pro forma basis as of that date, giving effect to the proposed acquisition by the Tax-Exempt Fund of the assets and liabilities of the New York Tax-Free Fund at net asset value:


                              CAPITALIZATION TABLES
                                  June 30, 2001
                                   (UNAUDITED)

                                                                  NEW YORK        TAX-EXEMPT
                                                                  TAX-FREE           FUND          PRO FORMA
                                                                    FUND                           COMBINED
Net assets (000's omitted)
   Class A                                                         $18,143        $159,277          $177,420
   Class B(1)                                                        5,175          13,227            18,402
   Class B                                                          11,917          37,328            49,245
   Class C                                                             855           2,098             2,953
   Class S                                                          20,865           6,565            27,430
Shares outstanding (000's omitted)
   Class A                                                           2,223          19,452            21,668
   Class B(1)                                                          634           1,619             2,252
   Class B                                                           1,460           4,560             6,015
   Class C                                                             105             256               361
   Class S                                                           2,553             804             3,358
Net asset value per share
   Class A                                                           $8.16           $8.19             $8.19
   Class B(1)                                                         8.16            8.17              8.17
   Class B                                                            8.16            8.19              8.19
   Class C                                                            8.17            8.19              8.19
   Class S                                                            8.17            8.17              8.17


         Pro forma financial statements of the Tax-Exempt Fund as of and for the year ended June 30, 2001 are included in the Reorganization SAI. Because the Agreement provides that the Tax-Exempt Fund will be the "surviving" Fund following the Reorganization and because the Tax-Exempt Fund's investment objective and policies will remain unchanged by the Reorganization, the pro forma financial statements reflect the transfer of the assets and liabilities of the New York Tax-Free Fund to the Tax-Exempt Fund as contemplated by the Agreement.

                           INFORMATION ABOUT THE FUNDS

         SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS. The Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting for shareholders of the New York Tax-Free Fund in 2001. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the New York Tax-Free Fund's shareholders must be received by the Trust a reasonable period of time prior to any such meeting. If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the New York Tax-Free Fund.

         Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Reorganization SAI, the Fund Prospectuses, the SAI, the Annual Reports and the Semi-Annual Reports, which are available upon request by calling 1-87-SSR-FUNDS (1-877-773-8637).

         Other information filed by the Trust with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at "www.sec.gov."

                                                             November 15, 2001

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of ________, 2001, in Boston, Massachusetts, by and between State Street Research Tax-Exempt Trust (the "Trust"), a Massachusetts business trust, on behalf of its New York Tax-Free Fund series (the "Acquired Fund"), and State Street Research Tax-Exempt Trust, on behalf of its Tax-Exempt Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION

     (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) shares of beneficial interest of the Acquiring Fund (the "Class B(1) Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S shares of beneficial interest of the Acquiring Fund (the "Class S Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date . (The Class A Reorganization Shares, the Class B(1) Reorganization Shares, the Class B Reorganization Shares, the Class C Reorganization Shares, and the Class S Reorganization Shares shall be referred to collectively as the "Reorganization Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B(1), Class B, Class C and Class S shareholders of record as of the Exchange Date the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares, each such shareholder being entitled to receive that proportion of such Class A, Class B(1), Class B, Class C and Class S Reorganization Shares which the number of Class A, Class B(1), Class B, Class C and Class S shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund outstanding on such date. Certificates representing the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares will not be issued. All issued and outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

     (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be liquidated pursuant to the provisions of the Second Amended and Restated Master Trust Agreement of State Street Research Tax-Exempt Trust, as amended (the "Declaration of Trust"), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

     The Acquiring Fund and the Acquired Fund agree as follows:

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

     b. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended December 31, 2000, have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     c. The current prospectuses and statement of additional information of the Trust, each dated May 1, 2001 (collectively, as from time to time amended, the "Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and do not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     e. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of December 31, 2000, those incurred in the ordinary course of its business as an investment company since December 31, 2000, and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000, whether or not incurred in the ordinary course of business.

     f. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     g. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     h. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

     j. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     k. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     l. The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     m. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

     a. The Acquired Fund is a series of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement.

     b. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended December 31, 2000, have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

     c. The Prospectus, which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     e. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Trust's registration statement on Form N-lA or the Prospectus.

     f. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of December 31, 2000, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000, whether or not incurred in the ordinary course of business.

     g. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to have been filed by the Acquired Fund, and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     h. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2000, referred to in Section 2(b) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     i. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

     j. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the Trust specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     k. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

     l. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

     m. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     3. REORGANIZATION.

     a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income, net tax-exempt income and net capital gain as described in Section 8(k)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in
Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund.

     b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     c. The Valuation Time shall be the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. TRANSACTION. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date.

     a. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares shall be computed in the manner set forth in the Prospectus. The value of the assets and liabilities of the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquired Fund shall distribute the Reorganization Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for the Acquired Fund shareholders in accordance with such written instructions.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

     5. EXPENSES, FEES, ETC.

     a. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement will be allocated ratably between the Acquiring Fund and the Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitation will be borne by the Acquired Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

     b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

     c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

     6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at Boston, Massachusetts, as soon as practicable after shareholder approval of the Reorganization, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. Meetings of Shareholders; Dissolution.

     a. The Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement.

     b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     c. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

     8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     c. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that (i) the Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund; (iii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     d. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund and assumption of liabilities pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

     e. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     f. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

     g. That the Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     h. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

     i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) and
(iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after December 31, 2000, and on or prior to the Exchange Date.

     j. That the Acquired Fund shall have furnished to the Acquiring Fund its records as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

     k. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a record identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     l. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) its records setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That the Trust, on behalf of the Acquiring Fund, shall have accepted from the Acquired Fund a statement, dated as of the Exchange Date, as to the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

     c. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     d. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

     e. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Reorganization Shares that an Acquired Fund's shareholder receives in place of its Acquired Fund shares will be the same as the basis of its Acquired Fund shares; and (iv) an Acquired Fund's shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

     f. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

     g. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

     h. That the Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10. WAIVER OF CONDITIONS. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of the trustees of the Trust on its behalf, or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

     11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by consent of the trustees of the Trust on behalf of each Fund, terminate this Agreement.

     13. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     14. DECLARATION OF TRUST. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the undersigned officer or assistant officer of the Acquired Fund or Acquiring Fund on behalf of the trustees of the Trust on behalf of the Acquired Fund and on behalf of the Acquiring Fund, as officer or assistant officer and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, agents or shareholders of State Street Research Tax-Exempt Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                                     STATE STREET RESEARCH TAX-EXEMPT TRUST,
                                     on behalf of its State Street Research
                                     New York Tax-Free Fund series



                                     By:_________________________________



                                     STATE STREET RESEARCH TAX-EXEMPT TRUST,
                                     on behalf of its State Street Research
                                     Tax-Exempt Fund series



                                     By:_________________________________

                              [FRONT OF PROXY CARD]

                  VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL


         Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697 Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-866-720-8160 Option 3: Over the Internet at www.ssrfunds.com
Option 4: Return this proxy card using the enclosed envelope

         Special Meeting of Shareholders - February 12, 2002
                 *** CONTROL NUMBER:***

   [arrow] Please fold and detach card at perforation before mailing [arrow]

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

               a series of State Street Research Tax-Exempt Trust

     The undersigned hereby appoints Richard S. Davis, Francis J. McNamara, III, Darman A. Wing and Amy L. Simmons, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund (the "Fund"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on February 12, 2002, or at any adjournments thereof, on the item described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement dated November 15, 2001, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS
             PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.

DATE:
     --------------------------------------

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

-------------------------------------------

-------------------------------------------

Signature(s), if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.


If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research New York Tax-Free Fund by the State Street Research Tax-Exempt Fund, another series of the State Street Research Tax-Exempt Trust.

                     FOR [ ]  AGAINST [ ]  ABSTAIN [ ]



                           PLEASE SIGN ON REVERSE SIDE

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]

                                     (date)

To Shareholders of the State Street Research New York Tax-Free Fund:

Recently we solicited your proxy vote on an important proposal. Because you returned a proxy form which indicated that you [abstained from voting] [voted "Against"] the proposal, which is still open, we are contacting you again to ask that you reconsider your [abstention] [vote "Against"] and vote "For" the proposal. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

If the proposal is approved by the shareholders of the New York Tax-Free Fund, the State Street Research Tax-Exempt Fund would acquire substantially all of the assets and liabilities of the New York Tax-Free Fund. As a result of this transaction, you would receive, in exchange for your shares of the New York Tax-Free Fund, shares of the corresponding class of the Tax-Exempt Fund with an aggregate value equivalent to the aggregate net asset value of your New York Tax-Free Fund investment on the transaction date. The proposal is described in more detail in the Proxy Statement. Please call 1-87-SSR-FUNDS (1-877-773-8637) if you need another copy of the Proxy Statement.

Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope. Returning your Supplemental Proxy form in the accompanying envelope will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact the State Street Research Service Center toll-free nationwide at 1-87-SSR-FUNDS (1-877-773-8637) between 8 a.m. and 6 p.m. eastern time.

                                                      Thank you.

                                                      State Street Research
                                                      Service Center

                             SUPPLEMENTAL PROXY FORM

              Special Meeting of Shareholders--February 12, 2002

The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote (s)] (abstention (s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated November 15, 2001.

THIS SUPPLEMENTAL PROXY WILL SUPERSEDE ANY PRIOR PROXY FORM SUBMITTED.

If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL (AND ANY OTHER PROPOSALS). In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
             IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

                                            DATE:

                                            NOTE: Please date and sign exactly
                                            as name or names appear hereon and
                                            return in the enclosed envelope,
                                            which requires no postage. When
                                            signing as attorney, executor,
                                            trustee, guardian or officer of a
                                            corporation, please give title as
                                            such.


                                            ----------------------------------


                                            ----------------------------------
                                            (Signatures) if held jointly
                                            (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research New York Tax-Free Fund by the State Street Research Tax-Exempt Fund, another series of the State Street Research Tax-Exempt Trust.

                    FOR [ ]  AGAINST [ ]  ABSTAIN [ ]



                           PLEASE SIGN ON REVERSE SIDE

                                [Arrow graphic]
                 State Street Research Online Proxy Vote Center


If you have specific questions on voting or voting procedures, please call 1-866-720-8160 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-87-SSR-FUNDS (1-877-773-8637) between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.


Please Enter Control Number from Your Proxy Card:
                                                  -----------------------------

    Check here / / to vote in favor of all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-
        To vote on each proposal separately, click the VOTE button only.

                                  [VOTE BUTTON]


[GRAPHIC IMAGE OF GENERIC PROXY CARD]

                                                proxyweb.com is a service of
                                                MIS, an ADP company

                                                Full service proxy specialists

                                                This site is best viewed using
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                                                versions 3.0 or higher and using
                                                a display resolution of 800 X
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(LOGO: State Street Research)

                          Internet Proxy Voting Service
                                Proxy Voting Form
                              State Street Research

If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may come before the Meeting. The Board of Trustees recommends a vote "FOR" the Proposal.

Proposal 1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research New York Tax-Free Fund by the State Street Research Tax-Exempt Fund, another series of the State Street Research Tax- Exempt Trust.

                                  FOR [ ]  AGAINST [ ]  ABSTAIN [ ]




               Please refer to the proxy statement for a complete
                  discussion of the proposal. If this proxy is
              submitted and no choice is specified, this proxy will
                           be voted FOR the proposal.


To receive email confirmation, enter your email address here:
                                                             ------------------

                  Press this button to /SUBMIT/ your Proxy Vote.

If you have specific questions on voting or voting procedures, please call 1-866-720-8160 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-877-SSR-FUNDS (1-877-773-8637) between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.

             Please review your selections carefully before voting.

If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                            PROPOSED TELEPHONE SCRIPT
                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND
                         Special Meeting of Shareholders
                               February 12, 2002

THIS IS (NAME OF CALLER] ________________________________ CALLING ON BEHALF OF YOUR STATE STREET RESEARCH NEW YORK TAX-FREE FUND.

MR./MRS. AS OF YET WE HAVE NOT RECEIVED YOUR VOTED PROXY. SINCE A NEW PROXY HAS JUST BEEN MAILED TO YOU, WE ARE HOPING THAT YOU WOULD TAKE THIS OPPORTUNITY TO VOTE YOUR PROXY OVER THE PHONE.

[IF THE SHAREHOLDER WISHES TO VOTE]

GREAT, MR./MRS.

IF THE PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE YOUR FUND, ANOTHER FUND, THE TAX-EXEMPT FUND, WOULD ACQUIRE YOUR FUND. AS A RESULT, YOU WOULD RECEIVE, IN EXCHANGE FOR YOUR SHARES OF THE NEW YORK TAX-FREE FUND, SHARES OF THE TAX-EXEMPT FUND. THE NEW SHARES YOU RECEIVE WILL HAVE THE SAME VALUE AS YOUR CURRENT SHARES.

[IF THE SHAREHOLDER DECLINES TO VOTE] THANK YOU FOR YOUR TIME AND HAVE A GOOD
DAY.

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                              November 15, 2001

         This Statement of Additional Information (the "SAI") relates to proposed reorganization (the "Reorganization") of the State Street Research New York Tax-Free Fund (the "New York Tax-Free Fund") into the State Street Research Tax-Exempt Fund (the "Tax-Exempt Fund"). Each of the Funds is a series of State Street Research Tax-Exempt Trust a Massachusetts business trust.

         This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Prospectus/Proxy Statement dated November 15, 2001 (the "Prospectus/Proxy Statement") of the Tax-Exempt Fund. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of substantially all the liabilities of, the New York Tax-Free Fund, in exchange for shares of the Tax-Exempt Fund. The New York Tax-Free Fund would distribute the Tax-Exempt Fund shares it receives to its shareholders in complete liquidation of the New York Tax-Free Fund.

         This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Tax-Exempt Trust, One Financial Center, Boston, MA 02111, or by calling 1-877-773-8637.


I. ADDITIONAL INFORMATION ABOUT THE TAX-EXEMPT FUND AND THE NEW YORK TAX-FREE FUNDS.

         Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement Form N-1A (filed on April 26, 2001) (Registration Nos. 33-2703 and 811-4558) (Accession No. 0000912057-01-510727).

II.      FINANCIAL STATEMENTS.

         This SAI is accompanied by the Annual Reports for the year ended December 31, 2000 of the Tax-Exempt Fund and the New York Tax-Free Fund and by the Semi-Annual Reports of the Funds for the period ended June 30, 2001, which contain historical financial information regarding the Funds. Such reports have been filed with the Securities and Exchange Commission, and the financial statements and report of independent accountants therein are incorporated herein by reference.

         Pro forma financial statements of the Tax-Exempt Fund for its Reorganization with the New York Tax-Free Fund are provided on the following pages.

                      STATE STREET RESEARCH TAX-EXEMPT FUND
                  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)

                                              PRINCIPAL AMOUNT                            VALUE
                                    ------------------------------------   ------------------------------------
                                                  NEW YORK     PRO FORMA                 NEW YORK     PRO FORMA
                                    TAX-EXEMPT    TAX-FREE     COMBINED    TAX-EXEMPT    TAX-FREE     COMBINED
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 100.5%

CALIFORNIA 11.3%

Santa Clara County Financing
Authority, (VMC Facility
Replacement Project), 1994
Series A Bonds, Ambac
Insured, 7.75%, 11/15/2008          $1,000,000           $0   $1,000,000   $1,236,750           $0   $1,236,750

Foothill/Eastern
Transportation Corridor
Agency, Series 1995A Senior
Lien Convertible Capital
Appreciation Bonds,
0.00%, 1/01/2010                     1,695,000            0    1,695,000    1,617,827            0    1,617,827

Port Hueneme Redevelopment
Agency, Central Community
Project, 1993 Tax Allocation
Refunding Bonds, Ambac
Insured, 5.50%, 5/01/2014            1,800,000            0    1,800,000    1,956,546            0    1,956,546

California Pollution Control
Financing Authority, Pollution
Control Refunding Revenue
Bonds, (San Diego Gas &
Electric Company), 1996
Series A, 5.90%, 6/01/2014           2,200,000            0    2,200,000    2,216,896            0    2,216,896

Oakland Joint Powers Financing
Authority, Lease Revenue
Refunding Bonds, (Oakland
Convention Center), Series 2001,
Ambac Insured, 5.50%,
10/01/2014                           2,000,000            0    2,000,000    2,178,040            0    2,178,040

California Educational Facilities
Authority, Series 1994 Revenue
Bonds, (Southwestern University
Project), Series 1995, 6.60%,
11/01/2014                           1,000,000            0    1,000,000    1,094,170            0    1,094,170

County of Madera, California,
Certificates of Participation
(Valley Childrens Hospital
Project), Series 1995, MBIA
Insured, 6.50%, 3/15/2015            1,000,000            0    1,000,000    1,182,010            0    1,182,010

                                               PRINCIPAL AMOUNT                            VALUE
                                     ------------------------------------   ------------------------------------
                                                   NEW YORK     PRO FORMA                 NEW YORK     PRO FORMA
                                     TAX-EXEMPT    TAX-FREE     COMBINED    TAX-EXEMPT    TAX-FREE     COMBINED
----------------------------------------------------------------------------------------------------------------
California Pollution Control
Financing Authority, Pollution
Control Revenue Bonds,
(San Diego Gas & Electric
Company), 1991 Series A,
Subject to AMT, 6.80%,
6/01/2015                            $  600,000           $0   $  600,000   $  643,656           $0   $  643,656

Roseville Joint Union High
School District, 1992 General
Obligation Bonds, Series B,
FGIC Insured, 0.00%,
8/01/2015                             1,000,000            0    1,000,000      487,510            0      487,510

Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995 A
(Fixed Rate), Capital Appreciation
Bonds, Senior Lien Series A,
0.00%, 1/01/2019                      5,000,000            0    5,000,000    1,996,050            0    1,996,050

Redevelopment Agency of the
City of Pittsburg, California,
Los Medanos Community
Development, Project, Tax
Allocation Bonds, Series 1999,
Ambac Insured, 0.00%,
8/01/2019                             2,000,000            0    2,000,000      746,240            0      746,240

County of Sacramento, Laguna
Creek Ranch/Elliott Ranch
Community Facilities District
No. 1, Improvement Area No. 2
Special Tax Refunding Bonds,
(Elliott Ranch), 6.30%,
9/01/2021                             3,000,000            0    3,000,000    3,107,070            0    3,107,070

Anaheim Public Financing
Authority, Lease Revenue Bonds,
(Anaheim Public Improvement
Project), Subordinate, 1997
Series C Capital Appreciation
Bonds, FSA Insured, 0.00%,
9/01/2025                             3,125,000            0    3,125,000      807,969            0      807,969

City of Davis, Public Facilities
Financing Authority, Local Agency
Revenue Bonds, 1997 Series A,
6.60%, 9/01/2025                      1,030,000            0    1,030,000    1,068,882            0    1,068,882

                                                PRINCIPAL AMOUNT                              VALUE
                                     -------------------------------------    ---------------------------------------
                                                   NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                     TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
---------------------------------------------------------------------------------------------------------------------
Sacramento, California, City
Financing Authority, Senior
Revenue Bonds, (Sacramento
Convention Center Hotel Project),
1999 Series A, 6.25%,
1/01/2030                           $ 4,000,000            $0   $ 4,000,000   $ 4,028,960            $0   $ 4,028,960

Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995A
Senior Lien, Prerefunding to
1/01/2007 @ 96.22, 6.50%,
1/01/2032*                            6,000,000             0     6,000,000     6,837,900             0     6,837,900
                                                                              -----------   -----------   -----------
                                                                               31,206,476             0    31,206,476
                                                                              -----------   -----------   -----------

COLORADO 5.8%

Colorado Department of
Transportation, Transportation
Revenue Anticipation Notes
Series 2001A, MBIA Insured,
5.50%, 6/15/2013                      3,000,000             0     3,000,000     3,244,770             0     3,244,770

E-470 Public Highway Authority,
Senior Revenue Bonds,
Series 1997B, (Capital
Appreciation Bonds), MBIA
Insured, 0.00%, 9/01/2016             5,000,000             0     5,000,000     2,247,600             0     2,247,600

Eaglebend Affordable Housing
Corporation, Multifamily Housing
Project Revenue Refunding
Bonds, Series 1997A, 6.45%,
7/01/2021                             2,000,000             0     2,000,000     1,966,940             0     1,966,940

Arapahoe County, Colorado,
Public Highway Authority,
Capital Improvement Trust Fund,
Highway Revenue Bonds
(E-470 Project), Prerefunded to
8/31/2005 @ 103, 7.00%,
8/31/2026                             5,000,000             0     5,000,000     5,780,600             0     5,780,600

Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds,
2001 Sereis A-2, Senior Bonds
(AMT), 6.50%, 8/01/2031               1,200,000             0     1,200,000     1,320,648             0     1,320,648

                                                PRINCIPAL AMOUNT                              VALUE
                                     -------------------------------------    ---------------------------------------
                                                   NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                     TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
---------------------------------------------------------------------------------------------------------------------
Northwest Parkway Public
Highway Authority, Revenue
Bonds, Series 2001D, First Tier
Subordinate Bonds, (Current
Interest Bonds), Ambac and FSA
Insured, 7.125%, 6/15/2041          $ 1,500,000            $0   $ 1,500,000   $ 1,488,150            $0   $ 1,488,150
                                                                              -----------    ----------   -----------
                                                                               16,048,708             0    16,048,708
                                                                              -----------    ----------   -----------

CONNECTICUT 4.2%

State of Connecticut, Special Tax
Obligation Bonds, Transportation
Infrastructure Purposes,
1991 Series A, 6.50%,
10/01/2012                            1,500,000             0     1,500,000     1,758,915             0     1,758,915

State of Connecticut Health and
Educational Facilities Authority,
Revenue Bonds, University of
Hartford Issue, Series D, 6.80%,
7/01/2022                             5,000,000             0     5,000,000     5,122,150             0     5,122,150

State of Connecticut Health and
Educational Facilities Authority,
Revenue Bonds, Quinnipiac
College Issue, Series D, 6.00%,
7/01/2023                             1,465,000             0     1,465,000     1,429,210             0     1,429,210

State of Connecticut Health and
Educational Facilities Authority,
Revenue Bonds, Quinnipiac
College Issue, Series D,
Prerefunded to 7/1/2023 @
98.25, 6.00%, 7/01/2023               3,000,000             0     3,000,000     3,223,410             0     3,223,410
                                                                              -----------    ----------   -----------
                                                                               11,533,685             0    11,533,685
                                                                              -----------    ----------   -----------

FLORIDA 10.5%

Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series 1997 A,
6.30%, 5/01/2002                      1,660,000             0     1,660,000     1,664,831             0     1,664,831

Heritage Harbor Development
District, (Hillsborough County,
Florida), Special Assessment
Revenue Bonds, Series 1997B,
6.00%, 5/01/2003                        920,000             0       920,000       921,021             0       921,021

                                                  PRINCIPAL AMOUNT                            VALUE
                                       -------------------------------------  -------------------------------------
                                                      NEW YORK    PRO FORMA                   NEW YORK   PRO FORMA
                                       TAX-EXEMPT     TAX-FREE    COMBINED    TAX-EXEMPT      TAX-FREE   COMBINED
-------------------------------------------------------------------------------------------------------------------
City of Tampa, Florida,
Guaranteed Entitlement
Refunding Revenue Bonds,
Series 2001, Ambac Insured,
Refunding, 6.00%,
10/01/2008                             $1,430,000           $0   $1,430,000   $1,599,398           $0   $1,599,398

City of Tampa, Florida, Utilities
Tax and Special Revenue
Refunding Bonds, Series 2001,
Ambac Insured, Refunding, 6.00,
10/01/2009                              1,000,000            0    1,000,000    1,122,550            0    1,122,550

Refunding Cerificates of
Participation, (School Board of
Collier County, Florida Master
Lease Program), Series 2001A,
FSA Insured, 5.50%,
2/15/2011+                              1,400,000            0    1,400,000    1,481,382            0    1,481,382

City of Tampa, Florida Water and
Sewer System Refunding Revenue
Bonds, Series 2002, FSA Insured,
5.50%, 10/01/2011                       1,000,000            0    1,000,000    1,059,260            0    1,059,260

Orlando Utilities Commission,
Water and Electric Subordinated
Revenue Bonds, Series D,
6.75%, 10/01/2017                       5,000,000            0    5,000,000    5,965,350            0    5,965,350

Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series 1997B,
6.90%, 5/01/2019                          710,000            0      710,000      721,395            0      721,395

North Springs Improvement
District, (Broward County,
Florida), Special Assessment
Bonds, Series 1997, (Heron Bay
Project), 7.00%, 5/01/2019                707,000            0      707,000      735,068            0      735,068

Orange County, Florida, Health
Facilities Authority, First Mortgage
Revenue Bonds, Series 1996,
(Orlando Lutheran Towers, Inc.),
8.75%, 7/01/2026                        5,000,000            0    5,000,000    5,392,850            0    5,392,850

                                                PRINCIPAL AMOUNT                              VALUE
                                     -------------------------------------    ---------------------------------------
                                                   NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                     TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
---------------------------------------------------------------------------------------------------------------------
Volusia County Educational
Facility Authority, Educational
Facilities Revenue Bonds, (Embry-
Riddle Aeronautical University
Project), Series 1996A, 6.125%,
10/15/2026                          $ 5,000,000            $0   $ 5,000,000   $ 5,144,400            $0   $ 5,144,400

Northern Palm Beach County,
Florida, Improvement District,
Water Control and Improvement
Bonds, Unit of Development
No. 9A, Series 1996A, 7.30%,
8/01/2027                             3,000,000             0     3,000,000     3,204,180             0     3,204,180
                                                                              -----------    ----------   -----------
                                                                               29,011,685             0    29,011,685
                                                                              -----------    ----------   -----------

GEORGIA 7.4%

State of Georgia, General
Obligation Bonds, Series 1992B,
6.25%, 3/01/2011                      4,300,000             0     4,300,000     4,955,664             0     4,955,664

State of Georgia, General
Obligation Bonds, Series 1994E,
6.75%, 12/01/2012                     1,000,000             0     1,000,000     1,204,670             0     1,204,670

City of Atlanta, Airport General
Revenue Refunding Bonds,
Series 2000C, Subject to AMT,
FGIC Insured, 6.25%,
1/01/2014                             3,070,000             0     3,070,000     3,388,206             0     3,388,206

Municipal Electric Authority of
Georgia, Project One Subordinated
Bonds, Series 1998A, MBIA
Insured, 5.25%, 1/01/2014             2,000,000             0     2,000,000     2,098,300             0     2,098,300

Metropolitan Atlanta Rapid
Transit Authority, Georgia, Sales
Tax Revenue Bonds, Refunding
Series P, Ambac Insured, 6.25%,
7/01/2020                             4,930,000             0     4,930,000     5,683,649             0     5,683,649

City of Atlanta, Airport General
Revenue and Refunding Bonds,
Series 2000A, FGIC Insured,
5.50%, 1/01/2026                      3,000,000             0     3,000,000     3,070,920             0     3,070,920
                                                                              -----------    ----------   -----------
                                                                               20,401,409             0    20,401,409
                                                                              -----------    ----------   -----------

                                               PRINCIPAL AMOUNT                            VALUE
                                    ------------------------------------   -------------------------------------
                                                   NEW YORK   PRO FORMA                   NEW YORK   PRO FORMA
                                    TAX-EXEMPT     TAX-FREE   COMBINED     TAX-EXEMPT     TAX-FREE   COMBINED
----------------------------------------------------------------------------------------------------------------
MAINE 1.1%

Finance Authority of Maine,
Revenue Obligation Securities,
(Huntington Common Project),
Series 1997A, 7.50%,
9/01/2027                           $4,000,000           $0   $4,000,000   $2,936,960           $0   $2,936,960
                                                                           ----------     --------   ----------

MARYLAND 2.7%

Howard County, Maryland,
Multifamily Mortgage Refunding
Bonds, Series 1994, (Chase Glen
Project), Mandatory Put
7/1/2004 @ 100, 7.00%,
7/01/2024                            5,000,000            0    5,000,000    5,255,950            0    5,255,950

County of Anne Arundel,
Maryland, Special Obligation
Revenue Bonds, (Arundel Mills
Project), 7.10%, 7/01/2029           2,000,000            0    2,000,000    2,138,100            0    2,138,100
                                                                           ----------     --------   ----------
                                                                            7,394,050            0    7,394,050
                                                                           ----------     --------   ----------

MASSACHUSETTS 5.4%

Massachusetts Industrial Finance
Agency, First Mortgage Revenue
Bonds, (Berkshire Retirement
Community, Lenox - 1994 Issue)
Series A, 6.375%, 7/01/2005          1,500,000            0    1,500,000    1,534,620            0    1,534,620

Massachusetts Bay Transportation
Authority, General Transportation
System Bonds, 1994 Series A,
Refunding Bonds, 7.00%,
3/01/2014                            3,385,000            0    3,385,000    4,090,637            0    4,090,637

The Commonwealth of
Massachusetts, General
Obligation Bonds, Consolidated
Loan of 2000, Series B, 5.25%,
6/10/2017                            3,000,000            0    3,000,000    3,054,420            0    3,054,420

Massachusetts Water Pollution
Abatement Trust, Water Pollution
Abatement Revenue Bonds,
(MWRA Program), Subordinated
Series 1999 A, 6.00%,
8/01/2017                            3,000,000            0    3,000,000    3,387,540            0    3,387,540

                                                    PRINCIPAL AMOUNT                              VALUE
                                      --------------------------------------    ---------------------------------------
                                                       NEW YORK    PRO FORMA                     NEW YORK     PRO FORMA
                                       TAX-EXEMPT      TAX-FREE    COMBINED     TAX-EXEMPT       TAX-FREE     COMBINED
-----------------------------------------------------------------------------------------------------------------------
Fitchburg, Massachusetts, General
Obligation Bond, MBIA Insured,
4.50%, 2/15/2019                      $ 1,000,000            $0   $ 1,000,000   $   920,440            $0   $   920,440

Massachusetts Industrial Finance
Agency, (Marina Bay LLC
Project - 1997 Issue), 7.50%,
12/01/2027                              2,000,000             0     2,000,000     1,966,000             0     1,966,000
                                                                                -----------      --------   -----------
                                                                                 14,953,657             0    14,953,657
                                                                                -----------      --------   -----------

MICHIGAN 0.4%

State of Michigan, General
Obligation Refunding Bonds,
Series 2001, 5.50%,
12/01/2015                              1,000,000             0     1,000,000     1,078,170             0     1,078,170
                                                                                -----------      --------   -----------

MINNESOTA 0.6%

Minnesota Housing Finance
Authority, Single Family
Mortgage Bonds, 1994 Series E,
5.90%, 7/01/2025                        1,675,000             0     1,675,000     1,720,828             0     1,720,828
                                                                                -----------      --------   -----------

MISSOURI 0.8%

State Environmental Improvement
and Energy Resources Authority
(State of Missouri), Water
Pollution Control Revenue
Refunding Bonds (State Revolving
Fund Program - Master Trust),
Series 2001B, 5.50%,
7/01/2016                               2,000,000             0     2,000,000     2,149,620             0     2,149,620
                                                                                -----------      --------   -----------

NEVADA 4.6%

Clark County School District,
Nevada, General Obligation
(Limited Tax), Building and
Renovation Bonds, Series 1997B,
FGIC Insured, 5.25%,
6/15/2017                               5,045,000             0     5,045,000     5,081,425             0     5,081,425

State of Nevada, General Obligation
(Limited Tax) Bonds, Nevada
Municipal Bond Bank Project
Nos. 49 and 50, Series
November 1, 1995A, FGIC
Insured, 5.50%, 11/01/2025              5,000,000             0     5,000,000     5,060,650             0     5,060,650

                                                PRINCIPAL AMOUNT                              VALUE
                                     -------------------------------------    ---------------------------------------
                                                   NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                     TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
---------------------------------------------------------------------------------------------------------------------
Director of the State of Nevada,
Department of Business and
Industry, Las Vegas Monorail
Project Revenue Bonds, 1st Tier
Series 2000, 5.375%,
1/01/2040                           $ 2,500,000            $0   $ 2,500,000   $ 2,448,250            $0   $ 2,448,250
                                                                              -----------    ----------   -----------
                                                                               12,590,325             0    12,590,325
                                                                              -----------    ----------   -----------

NEW JERSEY 3.0%

New Jersey Highway Authority
(Garden State Parkway), Senior
Parkway Revenue Refunding
Bonds, 2001 Series, FGIC Insured,
5.50%, 1/01/2016+                     3,000,000             0     3,000,000     3,190,320             0     3,190,320

New Jersey Transportation Trust
Fund Authority, Transportation
System Bonds, 1996 Series B,
5.00%, 6/15/2017                      5,000,000             0     5,000,000     5,030,900             0     5,030,900
                                                                              -----------    ----------   -----------
                                                                                8,221,220             0     8,221,220
                                                                              -----------    ----------   -----------

NEW MEXICO 1.5%

City of Farmington, New Mexico,
Pollution Control Revenue
Refunding Bonds, 1997 Series D,
(Public Service Company of
New Mexico San Juan Project),
6.375%, 4/01/2022                     4,000,000             0     4,000,000     4,043,560             0     4,043,560
                                                                              -----------    ----------   -----------

NEW YORK 24.9%

City of Syracuse, New York,
(Syracuse Hancock International
Airport), Certificates of
Participation, Series 1992,
Subject to AMT, 6.60%,
1/01/2006                                     0     1,185,000     1,185,000             0     1,221,664     1,221,664

Dormitory Authority of the State
of New York, Nyack Hospital
Revenue Bonds, Series 1996,
6.00%, 7/01/2006                              0     1,500,000     1,500,000             0     1,440,000     1,440,000

City of Niagara Falls, Niagara
County, New York, Water
Treatment Plant Bonds,
Series 1994, MBIA Insured,
Subject to AMT, 8.50%,
11/01/2006                                    0     1,000,000     1,000,000             0     1,214,320     1,214,320

                                                PRINCIPAL AMOUNT                            VALUE
                                      -----------------------------------    --------------------------------------
                                                    NEW YORK    PRO FORMA                  NEW YORK     PRO FORMA
                                      TAX-EXEMPT    TAX-FREE    COMBINED     TAX-EXEMPT    TAX-FREE     COMBINED
-------------------------------------------------------------------------------------------------------------------
County of Onondaga, New York,
General Improvement (Serial)
Bonds, 1992, 5.70%,
4/01/2007                                     $0   $2,000,000   $2,000,000           $0   $2,192,380   $2,192,380

Lyons Community Health
Initatives Corp., Facility
Revenue Bonds, Series 1994,
6.55%, 9/01/2009                               0      470,000      470,000            0      509,005      509,005

New York State Environmental
Facilities Corporation, State Water
Pollution Control, Revolving Fund
Revenue Bonds, Series 1994 D,
(Pooled Loan Issue), 6.70%,
11/15/2009                                     0    2,000,000    2,000,000            0    2,234,280    2,234,280

Tompkins County Industrial
Development Agency, Life Care
Community Revenue Bonds, 1994
(Kendal at Ithaca Inc., Project),
7.70%, 6/01/2011                               0    1,430,000    1,430,000            0    1,463,691    1,463,691

Port Authority of New York and
New Jersey, Special Project Bonds,
Series 4, KIAC Partners Project,
Subject to AMT, 6.75%,
10/01/2011                             3,000,000    1,000,000    4,000,000    3,191,280    1,063,760    4,255,040

Dormitory Authority of the State
of New York, Canisius College,
Revenue Bonds, Series 1995,
CapMAC Insured, 0.00%,
7/01/2013                                      0    1,550,000    1,550,000            0      876,525      876,525

New York Local Government
Assistance Corp., (A Public
Benefit Corporation of the State
of New York), Series 1993E
Refunding Bonds, 6.00%,
4/01/2014                              2,500,000    2,500,000    5,000,000    2,838,575    2,838,575    5,677,150

New York State Thruway Authority,
Service Contract Revenue Bonds,
Prerefunded to 4/1/2005 @
102, 6.25%, 4/01/2014                          0    1,000,000    1,000,000            0    1,117,810    1,117,810

Long Island Power Authority,
Electric System General Revenue
Bonds, Series 1998A, FSA
Insured, 0.00%, 12/01/2014                     0    2,000,000    2,000,000            0    1,043,660    1,043,660

                                               PRINCIPAL AMOUNT                            VALUE
                                     ------------------------------------   -------------------------------------
                                                   NEW YORK    PRO FORMA                  NEW YORK     PRO FORMA
                                     TAX-EXEMPT    TAX-FREE    COMBINED     TAX-EXEMPT    TAX-FREE     COMBINED
-----------------------------------------------------------------------------------------------------------------
County of Nassau, New York,
General Obligation Refunding
Bonds, Series G, MBIA Insured,
5.45% 1/15/2015                              $0   $1,000,000   $1,000,000           $0   $1,073,980   $1,073,980

Dormitory Authority of the State
of New York, Montefiore Medical
Center, FHA-Insured Mortgage
Hospital Revenue Bonds,
Series 1996, AMBAC Insured,
5.25%, 2/01/2015                              0    1,000,000    1,000,000            0    1,022,870    1,022,870

Dormitory Authority of the State
of New York, State University
Educational Facilities, Revenue
Bonds, Series C, FSA Insured,
5.75%, 5/15/2016                              0    1,000,000    1,000,000            0    1,106,320    1,106,320

Dormitory Authority of the State
of New York, City University
System Consolidated, Series A,
AMBAC Insured, 5.625%,
7/01/2016                                     0    1,000,000    1,000,000            0    1,093,140    1,093,140

New York City Transitional Finance
Authority, Future Tax Secured
Bonds, Fiscal 2001 Series C,
(Fixed Rate Bonds), 5.375%,
2/01/2017                                     0      500,000      500,000            0      518,370      518,370

County of Monroe, New York,
Public Improvement Refunding
Bonds, Series A, 6.00%,
3/01/2017                                     0    1,535,000    1,535,000            0    1,735,241    1,735,241

Dormitory Authority of the State
of New York, Yeshiva University,
Insured Revenue Bonds,
Series 2001, Ambac Insured,
5.375%, 7/01/2017                             0      500,000      500,000            0      518,805      518,805

Dormitory Authority of the State
of New York, Department of
Health of the State of New York,
Revenue Bonds, Series 1996,
5.75%, 7/01/2017                      5,000,000            0    5,000,000    5,196,900            0    5,196,900

City of New York, General
Obligation Refunding Bonds,
Series H, 6.00% 8/01/2017                     0    1,500,000    1,500,000            0    1,599,915    1,599,915

                                               PRINCIPAL AMOUNT                            VALUE
                                     ------------------------------------   -------------------------------------
                                                   NEW YORK    PRO FORMA                  NEW YORK     PRO FORMA
                                     TAX-EXEMPT    TAX-FREE    COMBINED     TAX-EXEMPT    TAX-FREE     COMBINED
-----------------------------------------------------------------------------------------------------------------
Dormitory Authority of the State
of New York, Mental Health
Services Facilities Improvement
Revenue Bonds, 5.50%
8/15/2017                                    $0   $  995,000   $  995,000           $0   $1,020,144   $1,020,144

Dormitory Authority of the State
of New York, Prerefunded Mental
Health Services Facilities
Improvement Revenue Bonds,
5.50% 8/15/2017                               0        5,000        5,000            0        5,528        5,528

State of New York Mortgage
Agency, Homeowner Mortgage
Revenue Bonds, Series 55,
5.95% 10/01/2017                              0    1,550,000    1,550,000            0    1,628,058    1,628,058

New York City Transitional Finance
Authority, Future Tax Secured
Bonds, Fiscal 2000 Series C,
5.875%, 11/01/2017                            0    1,000,000    1,000,000            0    1,085,830    1,085,830

Orange County Industrial
Development Agency Life Care
Community Revenue Bonds, The
Glen Arden, Inc. Project
Series 1998, 5.625%, 1/01/2018                0    1,000,000    1,000,000            0      886,320      886,320

New York StateThruway Authority,
Local Highway and Bridge Service
Contract Bonds  Series 1999.,
5.75%, 4/01/2019                              0    1,000,000    1,000,000            0    1,062,080    1,062,080

Dormitory Authority of the State
of New York, State University
Educational Facilities, Revenue
Bonds, Series 1993 A, 5.50%,
5/15/2019                                     0    2,500,000    2,500,000            0    2,660,200    2,660,200

County of Orange, New York,
Various Purposes Serial
Bonds-1997, 5.125%,
9/01/2019                                     0    1,000,000    1,000,000            0    1,008,560    1,008,560

County of Suffolk, New York,
Industrial Development Agency,
Continuing Care Retirement
Community, First Mortgage Fixed
Rate Revenue Bonds, (Jefferson's
Ferry Project-Series 1999A),
7.20%, 11/01/2019                             0    1,500,000    1,500,000            0    1,564,200    1,564,200

                                               PRINCIPAL AMOUNT                            VALUE
                                        ------------------------------------   -------------------------------------
                                                      NEW YORK    PRO FORMA                  NEW YORK     PRO FORMA
                                        TAX-EXEMPT    TAX-FREE    COMBINED     TAX-EXEMPT    TAX-FREE     COMBINED
--------------------------------------------------------------------------------------------------------------------
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue Bonds,
Capital Appreciation Series D,
0.00%, 6/15/2020                                $0   $1,500,000   $1,500,000           $0   $  552,750   $  552,750

Tompkins County Industrial
Development Agency, Civic
Facility Revenue Bonds,
Series 2000 Cornell University
Project, 5.625%, 7/01/2020                       0    1,000,000    1,000,000            0    1,054,780    1,054,780

Port Authority of New York and
New Jersey, Special Project Bonds,
Series 6, JFK International Air
Terminal LLC Project, MBIA
Insured, Subject to AMT, 5.75%,
12/01/2022                               2,000,000    1,000,000    3,000,000    2,104,100    1,052,050    3,156,150

Tompkins County Industrial
Development Agency, Life Care
Community Revenue Bonds,
1994 (Kendal at lthaca Inc.,
Project), 7.875%, 6/01/2024                      0    1,000,000    1,000,000            0    1,028,100    1,028,100

Lyons Community Health
Initiatives Corp., (New York),
Facility Revenue Bonds,
Series 1994, 6.80%,
9/01/2024                                        0      940,000      940,000            0    1,007,201    1,007,201

Dormitory Authority of the State
of New York, St. John's University,
Insured Revenue Bonds,
Series 2001, Ambac Insured,
5.25%, 7/01/2025                                 0    1,000,000    1,000,000            0    1,003,730    1,003,730

Long Island Power Authority,
Electric System General Revenue
Bonds, Series 2001A, FSA Insured,
5.125%, 9/01/2029                                0    1,000,000    1,000,000            0      955,480      955,480

County of Suffolk, New York,
Industrial Development Agency
Civic Facility Revenue Bonds,
Series, 1999A, (The Southampton
Hospital Association Civic Facility),
7.25%, 1/01/2030                         1,000,000    2,000,000    3,000,000      950,540    1,901,080    2,851,620

                                                PRINCIPAL AMOUNT                              VALUE
                                     --------------------------------------   ---------------------------------------
                                                   NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                     TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
---------------------------------------------------------------------------------------------------------------------
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue Bonds,
Fiscal 2000, Series B, 5.125%,
6/15/2031                           $ 2,500,000            $0   $ 2,500,000   $ 2,421,850            $0   $ 2,421,850

New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue Bonds,
Fiscal 2001, Series B, 5.125%,
6/15/2031                                     0     1,000,000     1,000,000             0       968,740       968,740

New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue Bonds,
Fiscal 2000 Series B, Prefunded,
6.00%, 6/15/2033                      1,090,000       935,000     2,025,000     1,252,889     1,074,726     2,327,615

New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue Bonds,
Fiscal 2000 Series B, Unrefunded,
6.00%, 6/15/2033                        660,000       565,000     1,225,000       727,261       622,579     1,349,840

New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue Bonds,
Fiscal 2001, Series A, 5.50%,
6/15/2033                             2,000,000             0     2,000,000     2,043,800             0     2,043,800
                                                                              -----------   -----------   -----------
                                                                               20,727,195    48,026,447    68,753,642
                                                                              -----------   -----------   -----------

NORTH CAROLINA 0.6%

North Carolina Eastern Municipal
Power Agency, Power System
Revenue Bonds, Series 1999D,
6.70%, 1/01/2019                      1,500,000             0     1,500,000     1,602,780             0     1,602,780
                                                                              -----------   -----------   -----------

OHIO 0.9%

County of Miami, Ohio, Hospital
Facilities Revenue Refunding and
Improvement Bonds, Series 1996A,
(Upper Valley Medical Center),
6.25%, 5/15/2016                      2,500,000             0     2,500,000     2,395,075             0     2,395,075
                                                                              -----------   -----------   -----------

                                                PRINCIPAL AMOUNT                             VALUE
                                     ------------------------------------   ------------------------------------
                                                    NEW YORK   PRO FORMA                   NEW YORK   PRO FORMA
                                     TAX-EXEMPT     TAX-FREE   COMBINED     TAX-EXEMPT     TAX-FREE   COMBINED
----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA 2.4%

Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Northampton
Generating Project), Series 1994A,
6.40%, 1/01/2009                     $2,500,000           $0   $2,500,000   $2,501,925           $0   $2,501,925

Pennsylvania Economic
Development Financing Authority,
Resource Recovery Revenue Bonds,
(Colver Project), Series 1994D,
Subject to AMT, 7.05%,
12/01/2010                            1,000,000            0    1,000,000    1,033,470            0    1,033,470

Pennsylvania Turnpike
Commission, Turnpike Revenue
Refunding Bonds, Series T of 2001,
FGIC Insured, 5.50%,
12/01/2013+                           1,000,000            0    1,000,000    1,075,580            0    1,075,580

Pennsylvania Economic
Development Financing Authority,
(Northwestern Human
Services, Inc. Project), Revenue
Bonds, 1998 Series A, 5.25%,
6/01/2028                             3,000,000            0    3,000,000    2,061,420            0    2,061,420
                                                                            ----------     --------   ----------
                                                                             6,672,395            0    6,672,395
                                                                            ----------     --------   ----------

PUERTO RICO 4.0%

Commonwealth of Puerto Rico,
General Obligation Public
Improvement Refunding Bonds,
Series 1998, 5.25%,
7/01/2012                                     0    1,000,000    1,000,000            0    1,068,570    1,068,570

Commonwealth of Puerto Rico,
Aqueduct and Sewer Authority,
General Revenue Bonds, 6.25%,
7/01/2012                                     0    1,525,000    1,525,000            0    1,765,416    1,765,416

Commonwealth of Puerto Rico,
General Obligation Public
Improvement Refunding Bonds,
Series 1995A, MBIA Insured,
5.65%, 7/01/2015                              0    1,000,000    1,000,000            0    1,105,460    1,105,460

                                                   PRINCIPAL AMOUNT                              VALUE
                                        -------------------------------------    ---------------------------------------
                                                      NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                        TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
------------------------------------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico,
Public Improvement Bonds of
1999, MBIA Insured, 5.25%,
7/01/2015                                       $0   $ 1,000,000   $ 1,000,000            $0   $ 1,063,900   $ 1,063,900

Puerto Rico Highway and
Transportation Authority,
Transportation  Revenue Bonds,
Series A, Ambac Insured, 0.00%,
7/01/2016                                1,765,000             0     1,765,000       852,371             0       852,371

Commonwealth of Puerto Rico,
General Obligation Refunding
Bonds, Series 1999, MBIA Insured,
0.00%, 7/01/2017                                 0     1,000,000     1,000,000             0       452,510       452,510

Commonwealth of Puerto Rico,
Public Improvement Refunding
Bonds, Series 1999, (General
Obligation Bonds), 5.25%,
7/01/2017                                2,000,000             0     2,000,000     2,091,740             0     2,091,740

Commonwealth of Puerto Rico
Infrastructure, Series A, 5.50%,
10/01/2017                                       0     1,000,000     1,000,000                   1,059,000     1,059,000

Puerto Rico Highway and
Transportation Authority,
Transportation Revenue Bonds,
Series B, Ambac Insured, 5.75%,
7/01/2019                                1,500,000             0     1,500,000     1,614,030             0     1.614,030
                                                                                  ----------    ----------   -----------
                                                                                   4,558,141     6,514,856    11,072,997
                                                                                  ----------    ----------   -----------

SOUTH CAROLINA 1.8%

Tobacco Settlement Revenue
Management Authority, Tobacco
Settlement Asset-Backed Bonds,
Series 2001B, 6.375%,
5/15/2030                                4,750,000             0     4,750,000     4,969,117             0     4,969,117
                                                                                  ----------    ----------   -----------

TENNESSEE 0.4%

The Health and Educational
Facilities Board of the Metropolitan
Government of Nashville and
Davidson County, Tennessee,
Revenue Refunding Bonds,
2001 Series A, The Vanderbilt
University, 5.00%,5/01/2016              1,000,000             0     1,000,000     1,001,860             0     1,001,860
                                                                                  ----------    ----------   -----------

                                                 PRINCIPAL AMOUNT                              VALUE
                                      -------------------------------------    ---------------------------------------
                                                    NEW YORK      PRO FORMA                   NEW YORK      PRO FORMA
                                      TAX-EXEMPT    TAX-FREE      COMBINED     TAX-EXEMPT     TAX-FREE      COMBINED
----------------------------------------------------------------------------------------------------------------------
TEXAS 3.7%

Amarillo, Texas, Health Facilities
Corporation, Hospital Revenue
Bonds, (Baptist St. Anthony's
Hospital Corporation Project),
Series 1998, FSA Insured,
5.50%, 1/01/2014                     $ 2,830,000            $0   $ 2,830,000   $ 2,972,490            $0   $ 2,972,490

Texas Water Development Board,
State Revolving Fund, Senior Lien
Revenue Bonds, Program
Series 1998A,
4.75%, 7/15/2020                       1,000,000             0     1,000,000       937,370             0       937,370

Frisco Independent School
District, (Collin and Denton
Counties, Texas), Unlimited Tax
School Building Bonds,
Series 2000A, PSF-GTD Insured,
5.25%, 8/15/2020                       1,000,000             0     1,000,000     1,001,880             0     1,001,880

Harris County - Houston Sports
Authority, Senior Lien Revenue
Refunding Bonds, Series 2001A,
MBIA Insured,
0.00%, 11/15/2020                      3,000,000             0     3,000,000     1,017,210             0     1,017,210

La Joya Independent School
District (Hidalgo County, Texas),
Unlimited Tax School Building
Bonds, Series 2000,
5.50%, 2/15/2025                       3,000,000             0     3,000,000     3,037,800             0     3,037,800

Austin Texas Convertible
Enterprises, Inc., Convention
Center Hotel First Tier Revenue
Bonds, Series 2001A,
6.70%, 1/01/2028                       1,250,000             0     1,250,000     1,271,588             0     1,271,588
                                                                               -----------   -----------   -----------
                                                                                10,238,338             0    10,238,338
                                                                               -----------   -----------   -----------

UTAH 1.0%

Intermountain Power Agency,
Utah, Power Supply Revenue
Refunding Bonds, Series A,
6.15%, 7/01/2014                       1,580,000             0     1,580,000     1,743,625             0     1,743,625

                                               PRINCIPAL AMOUNT                                VALUE
                                    ------------------------------------   ------------------------------------------
                                                   NEW YORK    PRO FORMA                      NEW YORK      PRO FORMA
                                    TAX-EXEMPT     TAX-FREE    COMBINED      TAX-EXEMPT       TAX-FREE      COMBINED
---------------------------------------------------------------------------------------------------------------------
Intermountain Power Agency,
Utah, Power Supply Revenue
Refunding Bonds, 1996, Series A,
5.15%, 7/01/2014                    $  920,000           $0   $  920,000   $    987,022             $0    $   987,022
                                                                           ------------    -----------   ------------
                                                                              2,730,647              0      2,730,647
                                                                           ------------    -----------   ------------

VIRGIN ISLANDS 0.4%

Virgin Islands Public Finance
Authority, Revenue Bonds,
(Virgin Islands Gross Receipts
Taxes Loan, Note), Series 1999A,
6.375%, 10/01/2019                           0    1,000,000    1,000,000              0      1,075,500      1,075,500
                                                                           ------------    -----------   ------------

WISCONSIN 1.1%

Southeast Wisconsin Professional
Baseball Park District, Sales Tax
Revenue Refunding Bonds,
Series, 1998A, MBIA Insured,
5.50%, 12/15/2016                    2,800,000            0    2,800,000      2,988,440              0      2,988,440
                                                                           ------------    -----------   ------------

Total Municipal Bonds (Cost $209,853,630, $51,944,553, and $261,798,183)    221,174,341     55,616,803    276,791,144
                                                                           ------------    -----------   ------------

SHORT-TERM OBLIGATIONS 0.4%

Lone Star, Airport International
Authority, Inc., Multiple Mode
Demand Revenue Bonds,
(American Airlines, Inc. Project),
Series A-2, 3.30%,
7/02/2001++                           $400,000     $800,000   $1,200,000   $    400,000    $   800,000   $  1,200,000
                                                                           ------------    -----------   ------------

Total Short-Term Obligations (Cost $400,000, $800,000 and $1,200,000)           400,000        800,000      1,200,000
                                                                           ------------    -----------   ------------
Total Investments (Cost $210,253,630, $52,744,553 and $262,998,183)         221,574,341     56,416,803    277,991,144
Cash and Other Assets, Less Liabilities                                      (3,079,797)       538,007     (2,541,790)
                                                                           ------------    -----------   ------------
Net Assets                                                                 $218,494,544    $56,954,810   $275,449,354
                                                                           ============    ===========   ============

++   Interest rate on this obligation may reset daily.

+ The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

* A portion of this security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $6,837,900.

                      STATE STREET RESEARCH TAX-EXEMPT FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001
                                   (UNAUDITED)

                                                                                      TAX-            NEW YORK        PRO FORMA
                                                                                     EXEMPT           TAX-FREE        COMBINED
ASSETS
                                                                                  -------------    -------------    -------------
Investments, at value (Cost $210,253,630, $52,744,553 and $262,998,183)           $ 221,574,341    $  56,416,803    $ 277,991,144
Cash                                                                                  1,165,066          844,781        2,009,847
Interest receivable                                                                   3,825,810          867,525        4,693,335
Receivable for securities sold                                                        2,160,825                0        2,160,825
Receivable for fund shares sold                                                          82,553           57,227          139,780
Receivable from Distributor                                                                   0           42,421           42,421
Other assets                                                                             13,625           14,675           28,300
                                                                                  -------------    -------------    -------------
   TOTAL ASSETS                                                                     228,822,220       58,243,432      287,065,652

LIABILITIES
Payable for securities purchased                                                      9,423,921          801,755       10,225,676
Dividends payable                                                                       242,318           46,261          288,579
Payable for fund shares redeemed                                                        183,050          248,584          431,634
Accrued transfer agent and shareholder services                                         170,753           68,202          238,955
Accrued management fee                                                                   98,712           25,957          124,669
Accrued distribution and service fees                                                    84,230           12,445           96,675
Accrued trustees' fees                                                                   17,203           15,081           32,284
Accrued administration fee                                                               12,709           12,709           25,418
Other accrued expenses                                                                   94,780           57,628          152,408
                                                                                  -------------    -------------    -------------
   TOTAL LIABILITIES                                                                 10,327,676        1,288,622       11,616,298
                                                                                  -------------    -------------    -------------

NET ASSETS                                                                        $ 218,494,544    $  56,954,810    $ 275,449,354
                                                                                  =============    =============    =============

Net Assets consist of:
Undistributed net investment income                                               $     141,128    $      65,533    $     206,661
Unrealized appreciation of investments                                               11,320,711        3,672,250       14,992,961
Accumulated net realized loss                                                        (1,400,403)      (1,462,199)      (2,862,602)
Paid-in capital                                                                     208,433,108       54,679,226      263,112,334
                                                                                  -------------    -------------    -------------
                                                                                  $ 218,494,544    $  56,954,810    $ 275,449,354
                                                                                  =============    =============    =============
Net Asset Value and redemption price per share
   of Class A shares ($159,276,534 DIVIDED BY 19,452,271, $18,143,033 DIVIDED
   BY 2,223,285 and $177,419,567 DIVIDED BY 21,667,538)                                   $8.19            $8.16            $8.19
                                                                                          =====            =====            =====
Maximum Offering Price per share of Class A shares
   ($8.19 DIVIDED BY 0.955, $8.16 DIVIDED BY 0.955 and $8.19 DIVIDED BY 0.955)            $8.58            $8.54            $8.58
                                                                                          =====            =====            =====
Net Asset Value and offering price per share of Class B(1) shares*
   ($13,227,091 DIVIDED BY 1,618,538, $5,174,510 DIVIDED BY 634,218 and
   $18,401,601 DIVIDED BY 2,251,893)                                                      $8.17            $8.16            $8.17
                                                                                          =====            =====            =====
Net Asset Value and offering price per share of Class B shares*
   ($37,328,534 DIVIDED BY 4,559,644, $11,916,761 DIVIDED BY 1,460,077 and
   $49,245,295 DIVIDED BY 6,014,682)                                                      $8.19            $8.16            $8.19
                                                                                          =====            =====            =====
Net Asset Value and offering price per share of Class C shares*
   ($2,097,941 DIVIDED BY 256,311, $855,186 DIVIDED BY 104,664 and
   $2,953,127 DIVIDED BY 360,729)                                                         $8.19            $8.17            $8.19
                                                                                          =====            =====            =====
Net Asset Value, offering price and redemption price per share of Class S shares
   ($6,564,444 DIVIDED BY 803,792, $20,865,320 DIVIDED BY 2,553,326 and
   $27,429,764 DIVIDED BY 3,357,687)                                                      $8.17            $8.17            $8.17
                                                                                          =====            =====            =====


* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

                     STATE STREET RESEARCH TAX-EXEMPT FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001
                                   (UNAUDITED)

                                                TAX-           NEW YORK       PRO FORMA           PRO FORMA
                                               EXEMPT          TAX-FREE       ADJUSTMENTS         COMBINED
                                             ------------    ------------    ------------       ------------
INVESTMENT INCOME
Interest                                     $ 13,180,714    $  3,319,053                       $ 16,499,767

EXPENSES
Management fee                                  1,228,408         314,217                          1,542,625
Transfer agent and shareholder services           642,560         174,693                            817,253
Custodian fee                                     142,840         118,901       ($113,206)(1)        148,535
Registration fees                                  60,028           8,333          (8,333)(1)         60,028
Administration fee                                 53,135          71,607         (66,607)(1)         58,135
Reports to shareholders                            52,684          70,108         (55,108)(1)         67,684
Audit fee                                          56,208          16,792         (16,792)(1)         56,208
Trustees' fees                                     10,499          10,029          (9,029)(1)         11,499
Legal fees                                          9,593           4,619          (4,619)(1)          9,593
Distribution and service fees - Class A           491,265          54,659                            545,924
Distribution and service fees - Class B(1)        100,866          43,741                            144,607
Distribution and service fees - Class B           396,440         124,195                            520,635
Distribution and service fees - Class C            19,985           7,700                             27,685
Miscellaneous (Note 4)                             12,839           6,919          (5,919)(1)         13,839
                                             ------------    ------------    ------------       ------------
                                                3,277,350       1,026,513        (279,613)         4,024,250

Expenses borne by the Distributor                       0        (304,599)        304,599(2)               0
Fees paid indirectly                              (19,329)         (6,014)                           (25,343)
                                             ------------    ------------    ------------       ------------
                                                3,258,021         715,900          24,986          3,998,907
                                             ------------    ------------    ------------       ------------
Net investment income                           9,922,693       2,603,153         (24,986)        12,500,860
                                             ------------    ------------    ------------       ------------

Net realized gain on investments                1,999,675         356,018                          2,355,693
Net unrealized appreciation of investments      5,871,203       2,095,618                          7,966,821
                                             ------------    ------------    ------------       ------------
Net gain on investments                         7,870,878       2,451,636                         10,322,514
                                             ------------    ------------    ------------       ------------
Net increase in net assets resulting from
   operations                                $ 17,793,571    $  5,054,789       ($ 24,986)      $ 22,823,374
                                             ============    ============    ============       ============

(1)  Adjustments reflect expected savings when the funds combine.

(2) The Distributor and its affiliates do not anticipate any voluntary reduction of expenses

                      STATE STREET RESEARCH TAX-EXEMPT FUND
                          NOTES TO PRO FORMA STATEMENTS
                        FOR THE YEAR ENDED JUNE 30, 2001
                                   (UNAUDITED)

1. BASIS OF COMBINATION

      The unaudited Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations reflect the accounts of State Street Research Tax-Exempt Fund ("Tax-Exempt") and State Street Research New York Tax-Free Fund ("New York Tax-Free") (collectively the "Funds" or a "Fund") at and for the year ended June 30, 2001. These statements have been derived from the semiannual and annual reports for Tax-Exempt and New York Tax-Free, dated June 30, 2000, December 31, 2000 and June 30, 2001.

      The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of New York Tax-Free to Tax-Exempt in exchange for shares of Tax-Exempt under generally accepted accounting principles. However, it is possible that New York Tax-Free will not approve the merger.

      The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Tax-Exempt for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of each fund in carrying out its obligations under the Agreement and Plan of Reorganization and Liquidation, which will be allocated to each Fund on the basis of identifiable direct costs or otherwise on the basis of relative net assets.

      The Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

2. PORTFOLIO VALUATION

      Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

3. CAPITAL SHARES

      The pro forma net asset value per share assumes the issuance of additional shares of Tax-Exempt which would have been issued at June 30, 2001 in connection with the proposed reorganization. The pro forma number of shares outstanding of 21,667,538, 2,251,893, 6,014,682, 360,729 and 3,357,687 in each of Class A,
Class B(1), Class B, Class C and Class S shares, respectively, includes 2,215,267, 633,355, 1,455,038, 104,418, and 2,553,895 additional shares from each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, all of which are assumed to be issued in the reorganization at June 30, 2001.

4. MISCELLANEOUS EXPENSES

      Miscellaneous expenses consist primarily of certain insurance costs and travel reimbursements to Trustees.


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